Since inception, the AFL-CIO Housing Investment Trust has invested $132.8 million, and its subsidiary Building America CDE, Inc. has awarded $23.0 million in tax credits to help finance 15 projects in Michigan with total development investment of $239.2 million. These projects have built or preserved 2,336 housing and healthcare units and created an estimated 2.5 million hours of union construction work.

	Project Name	Location	Total Units	Affordable Units	HIT Investment/ NMTCs	Total Dev. Cost
1	Windemere Park Apartments	Ann Arbor	480	96	$26,374,000	$29,011,400
2	Anglin Extended Care	Detroit	180	180	$5,197,400	$5,717,140
3	Beechwood Manor Home for the Aged	St. Clair Shores	98	98	$3,042,200	$3,346,420
4	American House at Carpenter	Pittsfield Township	102	20	$5,641,300	$6,205,430
5	Historic New Center Apts.	Detroit	104	20	$2,040,000	$2,244,000
6	Village Green on Lake St. Clair	Macomb	222	44	$10,340,900	$11,374,990
7	Wexford Townhouses of Novi	Novi	128	26	$8,846,400	$9,731,040
8	Arbor Woods Mobile Home Park	Farmington Hills	214	214	$3,627,300	$3,990,030
9	Lafayette East	Detroit	480	480	$13,714,100	$15,237,889
10	Westland Board & Care	Westland	103	103	$5,265,000	$6,194,118
11	Detroit Home Repair Program	Detroit	4	4	$246,000	$430,490
12	Detroit Manufacturing Systems**	Detroit	-	-	$8,500,000	$36,928,000
13	Detroit Home Repair Program 2	Detroit	5	5	$660,114	$694,857
14	Sugar Hill**	Detroit	68	20	$14,500,000	$35,080,214
15	Residences @ 150 Bagley Apts.	Detroit	148	30	$47,791,901	$72,990,473
	TOTAL		2,336	1,340	$155,786,615	$239,176,491

** Project receiving NMTC Allocation

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

SEPTEMBER 2021